SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                                     [ X ]
Filed by a Party other than the Registrant                  [   ]

Check the appropriate box:

[    ]      Preliminary Proxy Statement
[X   ]      Definitive Proxy Statement
[    ]      Definitive Additional Materials
[    ]      Soliciting Material Pursuant to ss.240-14a-11(c) or ss.240-14a-12
[    ]      Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e) (2))

                     Templeton Variable Products Series Fund

                (Name of Registrant as Specified In Its Charter)

                     Templeton Variable Products Series Fund

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

            1) Title of each class of securities to which transaction applies:


            2)    Aggregate number of securities to which transaction applies:


            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            4)    Proposed maximum aggregate value of transaction:


            5)    Total fee paid:


[ ]      Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:___________________________________

            2)    Form, Schedule or Registration Statement No.:_____________

            3)    Filing Party: ____________________________________________

            4)    Date Filed:  _____________________________________________





[FT LOGO]
Franklin(R) Templeton(R)
500 East Broward Blvd., Suite 2100
Fort Lauderdale, FL 33394-3091

                   TEMPLETON VARIABLE PRODUCTS SERIES FUND
                             TEMPLETON BOND FUND
                          IMPORTANT INFORMATION FOR
                               CONTRACT HOLDERS

A Special Meeting of shareholders of the Templeton Bond Fund, a series of Templeton Variable Products Series Fund, will be held at the offices of the Trust located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida, on February 16, 1999 at 2:00 p.m. These materials discuss the proposals to be voted on at the meeting, and contain a proxy statement and voting instruction card.

A voting instruction card is, in essence, a ballot. When you complete your voting instruction card, it tells your insurance company how to vote its proxy on important issues relating to the portion of your account that is allocated to this fund. If you complete and sign the voting instruction card, the shares will be voted exactly as you instruct. If you simply sign the voting instruction card, it will be voted in accordance with the Trustees' recommendations. If you do not return a voting instruction card at all, the shares will be voted in the same proportion as shares for which instructions have been received from other variable annuity and variable life insurance Contract Owners.

PLEASE SPEND A FEW MINUTES REVIEWING THE PROPOSALS DESCRIBED BELOW. THEN, FILL OUT YOUR VOTING INSTRUCTION CARD AND RETURN IT. WE WANT TO KNOW HOW YOU WOULD LIKE TO VOTE AND WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL 1-800/774-5001.





                              TABLE OF CONTENTS

Notice of Special Meeting of
Shareholders.........................................................3

The Proxy Statement..................................................4

PROPOSAL 1 - To approve or disapprove a change in the
classification of the Templeton Bond Fund from a
diversified to a non-diversified fund and a related
change to the Fund's fundamental investment restrictions.............6


PROPOSAL 2 - Other Matters..........................................10

Additional Information About Voting and the Shareholders
Meeting.............................................................12




                   TEMPLETON VARIABLE PRODUCTS SERIES FUND
                             TEMPLETON BOND FUND


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


To the Shareholders of Templeton Bond Fund (the "Fund"), a series of Templeton Variable Products Series Fund (the "Trust").

A Special Meeting (the "Meeting") of shareholders of the Fund will be held at the offices of the Trust located at 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida, on February 16, 1999 at 2:00 p.m. (EST).

During the Meeting, shareholders of the Fund as of the close of business on December 31, 1998 will vote on the proposals listed below.

      1. To approve or disapprove a change in the classification of the Fund from a diversified to a non-diversified fund and a related change to the Fund's fundamental investment restrictions.

      2. To vote on any other business as may properly come before the Meeting or any adjournment thereof (none known as of the date of this notice).


                              By order of the Board of Trustees,


                              Barbara J. Green
                              Secretary


January 15, 1999


PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED VOTING
INSTRUCTION CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED SO
YOU WILL BE REPRESENTED AT THE MEETING.




                   TEMPLETON VARIABLE PRODUCTS SERIES FUND
                             TEMPLETON BOND FUND
                               PROXY STATEMENT

                          INFORMATION ABOUT VOTING:

WHO IS ASKING FOR MY VOTE?


The management of Templeton Variable Products Series Fund (the "Trust") is asking for your vote for use at a Special Shareholders Meeting ("Meeting") to be held on February 16, 1999.


WHO IS ELIGIBLE TO VOTE?


Shareholders of record of the Templeton Bond Fund (the "Fund"), at the close of business on December 31, 1998 may attend the Meeting and vote. Separate accounts of certain insurance companies (the "Insurance Companies") are the only shareholders of the Fund. Each Insurance Company will vote its shares of the Fund based on voting instructions received from variable annuity contract and variable life insurance policy owners (collectively, the "Contract Owners"). This Proxy Statement will be used by the Insurance Companies in obtaining voting instructions from Contract Owners. The Notice of Meeting, the proxy (or voting instruction card), and the proxy statement were mailed to shareholders of record and Contract Owners on or about January 15, 1999.

SHAREHOLDERS. Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with the Insurance Company Shareholders' instructions. If a proxy is signed by the Insurance Company Shareholder but no express voting instructions are given for a proposal, the proxy will be voted in accordance with the recommendations of the Board of Trustees (the "Trustees") of the Trust.

CONTRACT OWNERS. If a Contract Owner returns a properly executed voting instruction card with express voting instructions, the relevant Insurance Company will vote those shares in accordance with the Contract Owner's instructions. If a Contract Owner does not return the voting instruction card, the relevant Insurance Company will vote the shares of the Fund attributable to the Contract Owner in the same manner and in the same proportion as the shares of that Fund for which it has received instructions. If a Contract Owner returns the voting instruction card properly executed but with no express voting instructions indicated on the card, the relevant Insurance Company will vote the shares in accordance with the Trustees' recommendations.


ON WHAT ISSUES AM I BEING ASKED TO VOTE?

This Proxy Statement covers the proposals listed below. All Shareholders and Contract Owners are asked to vote.

      1. To approve or disapprove a change in the classification of the Fund from a diversified to a non-diversified fund and a related change to the Fund's fundamental investment restrictions.


      2. To vote on any other business as may properly come before the Meeting. The Trustees do not intend to bring any other business before the Meeting and are not currently aware of any other business to be presented at the Meeting.


WHAT VOTE IS REQUIRED?


Approval of the change in the classification of the Fund and the related change in the Fund's fundamental investment restrictions requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940 (the "1940 Act"), which means the vote of the lesser of (i) a majority of the Fund's outstanding shares, or (ii) 67% or more of the Fund's shares represented at the Meeting if more than 50% of the outstanding shares are represented.


HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?


The Trustees of the Trust recommend that you vote:


      1. FOR the approval of a change in the classification of the Fund from a diversified to a non-diversified fund and a related change to the Fund's fundamental investment restrictions.


In addition, to the extent they are authorized to do so, the proxy holders may vote, in their discretion, on any other business properly presented at the Meeting. The Trustees are not currently aware of any other business to be presented.


CAN I REVOKE MY VOTING INSTRUCTION?

You may revoke your voting instruction at any time before the proxy is voted by (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated proxy that is received by the Trust at or prior to the Meeting, or (3) attending the Meeting and instructing the Insurance Company in person.

                                THE PROPOSALS


PROPOSAL 1.   TO APPROVE OR DISAPPROVE A CHANGE IN THE
              CLASSIFICATION OF THE TEMPLETON BOND FUND
              FROM A DIVERSIFIED TO A NON-DIVERSIFIED FUND
              AND A RELATED CHANGE TO THE FUND'S
              FUNDAMENTAL INVESTMENT RESTRICTIONS


      1.    WHAT IS THE PROPOSAL?


The  Fund's  Investment  Manager,   Templeton  Investment  Counsel,   Inc.  (the
"Manager"), has proposed to change the classification of the Fund from "diversified" to "non-diversified," as defined under the 1940 Act, and to change a related fundamental investment restriction. The Manager believes these changes would give the Fund greater investment flexibility to pursue its investment objective of high current income. This flexibility may at times be important to the Fund's investment strategy since the number of issuers of suitable foreign debt obligations is limited, and 1940 Act diversification rules place limits on investments in foreign government securities, that do not apply to U.S. government securities. As a result, the proposed change from a diversified to a non-diversified fund will permit the Fund to invest a greater portion of its assets in debt obligations of fewer foreign government issuers, as well as those of non-government issuers. On December 1, 1998, the Trustees approved this proposal, subject to a vote of the Fund's shareholders.

      2.    WHAT ARE THE CURRENT DIVERSIFICATION STANDARDS THAT APPLY TO THE
            FUND?

The Fund is currently classified as a "diversified" fund pursuant to Section 5(b)(1) of the 1940 Act. As a diversified fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer (other than securities issued by the U.S. Government or its agencies or instrumentalities). In addition, a diversified fund may not purchase more than 10% of the outstanding voting securities of any one issuer. These limits apply to 75% of the Fund's total assets, so that up to 25% may be invested without regard to these limitations.

The Trust's current investment restriction number (2) restates the same rules. It states that each fund of the Trust will not,


     "With respect to 75% of its total assets, invest more than 5% of the total value of its assets in the securities of any one issuer, or purchase more than 10% of any class of securities of any one company, including more than 10% of its outstanding voting securities (except for investments in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities)."


     3.     HOW WOULD THESE STANDARDS CHANGE IF THE PROPOSAL IS APPROVED?


If the proposal is approved, the Fund would be reclassified from "diversified" to "non-diversified" and fundamental investment restriction number 2 would no longer apply to the Fund.

As a "non-diversified" fund under the federal securities laws, the Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. However, the Fund intends to continue to be diversified under the federal tax laws described below.


The Fund intends to continue to conduct its operation so as to qualify as a "regulated investment company" or "RIC" for purposes of the Internal Revenue Code of 1986, as amended. Qualifying as a RIC relieves the Fund of any liability for federal income tax and excise tax to the extent it distributes substantially all of its taxable income and capital gains to its shareholders. To continue to qualify as a RIC, the Fund will be required to limit its investments so that it meets two tests at the close of each quarter of its taxable year. First, not more than 25% of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. Second, at least 50% of the value of its total assets will be represented by cash and cash items (including receivables), government securities and securities of other regulated investment companies, and other securities limited in respect of any one issuer to 5% or less of the value of the Fund's total assets and 10% or less of the outstanding voting securities of the issuer. These limitations are not fundamental and could be modified to the extent that federal tax requirements change.

In addition to compliance with the rules of the Internal Revenue Code to qualify as a RIC, the Fund also intends to continue to comply with tax rules relating to diversification of variable annuities. Those rules require that
(i) no more than 55% of the Fund's assets is represented by any one investment; (ii) no more than 70% of the Fund's assets is represented by any two investments; (iii) no more than 80% of the Fund's assets is represented by any three investments; and (iv) no more than 90% of the Fund's assets is represented by any four investments. In the case of obligations of U.S. Government agencies or instrumentalities, each agency or instrumentality is treated as a separate issuer for purposes of these rules. These limitations also are not fundamental and could be modified to the extent that federal tax requirements change.

      4.    WHAT FACTORS DID THE TRUSTEES CONSIDER BEFORE RECOMMENDING
            APPROVAL?

The Trustees first considered the Manager's reasons for recommending the change in diversification policy. The Manager indicated that, as a general matter, there are a limited number of issuers of foreign bonds and other foreign debt securities available for investment. Due to the limited number of issuers of foreign debt securities, it may be difficult, and not necessarily in the best interests of the Fund's shareholders, to maintain the Fund as a diversified portfolio at all times, while pursuing the Fund's investment strategy.


Moreover, the Manager believes that the ability of the Fund to invest a significant portion of its assets in the securities of a single issuer for a given time may help the Fund achieve its investment objective.


In  particular,  the Manager  believes  that at times  foreign  government  debt securities may be more liquid, and may present less credit risk, than non-government foreign debt securities. The number of issuers of foreign government debt securities is limited, however, and foreign government securities (unlike U.S. government securities), are subject to 1940 Act diversification rules. As a diversified fund, therefore, the Fund is currently restricted with respect to the securities of a single foreign government issuer it may purchase. Consequently, the Manager believes the less restrictive diversification requirements applicable to non-diversified portfolios under the 1940 Act may be more appropriate.


The Trustees also considered the experience of the Manager in advising or sub-advising a number of other non-diversified global bond funds which are much larger than the Fund. These include Templeton Global Bond Fund, Franklin Global Government Income Fund (a series of Franklin Investors Securities Trust), and Templeton Global Income Securities Fund (a series of Franklin Valuemark Funds), among others.


Finally, the Trustees considered the additional potential risks of a non-diversified fund. Since, as a "non-diversified" fund under the 1940 Act, the Fund will be permitted to invest a greater proportion of its assets in the obligations of a smaller number of foreign issuers, changes in the value of a single issuer's securities may potentially have a greater effect on the Fund's investments and its share price. Further, the Fund's share price could decline as a result of interest rate fluctuations affecting a specific debt security holding. Finally, a number of the risks of investing in foreign securities could be exacerbated as a result of the non-diversified status of the Fund. For example, if the Fund had a substantial holding in a security denominated in a single foreign currency and there was a substantial decline in the value of the U.S. dollar as compared to the currency, the Fund's share price could decline to a greater degree than if that portion of the Fund's portfolio were invested in securities denominated in several additional foreign currencies where such a decline had not occurred.

In approving this proposal, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties under relevant state law and the 1940 Act that, based upon the factors considered by them, the proposal is reasonably likely to benefit the Fund and its shareholders and Contract Owners.


               THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL.


PROPOSAL 2. OTHER MATTERS

The Trustees do not intend to bring any matters before the Meeting other than Proposal 1 described above, and are not aware of any other business to be presented at the Meeting. However, if any additional matters should be properly presented, Proposal 2 would permit proxies to be voted on such matters in accordance with the judgment of the persons named in the proxy.


    INFORMATION ABOUT THE TRUST AND THE FUND


The Trust was organized as a Massachusetts business trust on February 25, 1988 and is registered under the 1940 Act as an open-end diversified management investment company. The Trust currently has eight series or funds, but only the Templeton Bond Fund would be affected by the proposals in this proxy statement.


Shares of the funds are sold only to insurance company separate accounts to serve as the investment vehicle for certain variable annuity and life insurance contracts.


The Fund's investment manager is Templeton Investment Counsel, Inc., 500 East Broward Blvd., Fort Lauderdale, FL. For all funds in the Trust, the fund administrator is Franklin Templeton Services, Inc., 777 Mariners Island Blvd., San Mateo, CA, and the principal underwriter is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, FL.

The following table shows the net assets and shares outstanding of the Fund as of December 31, 1998. As of the record date, all outstanding Fund shares were Class 1 shares.


                                                    Number of
Fund Name                 Net Assets                Shares Outstanding


Templeton Bond Fund       $30,207,158.03            2,728,740.563

As of December 31, 1998 the following Insurance Companies owned, on behalf of certain separate accounts, more than 5% of the Fund's outstanding shares:


                                                      Percent of
            Name and Address        Number            Outstanding
Fund Name   Insurance Company       of Shares         Shares


Templeton   Phoenix Home            1,356,024.944     49.7%
Bond Fund   Life Mutual
            Insurance Company
            100 Bright Meadows Blvd.
            Enfield, CT 06082

            The Travelers           1,372,715.619     50.3%
            Insurance Company
            One Tower Square
            Hartford, CT 06183


However, the above-named Insurance Companies will exercise voting rights attributable to the shares held by them in accordance with voting instructions received from Contract Owners. To this extent, such Insurance Companies do not exercise control over the Trust or the Fund by virtue of the voting rights arising from their record ownership of Trust shares.


The Trust's last audited financial statements and annual report, and a copy of its semi-annual report for any subsequent semi-annual period are available free of charge. To obtain a copy, please call 1-800/774-5001 or forward a written request to Templeton Funds Annuity Company, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.


                       ADDITIONAL INFORMATION ABOUT VOTING
                          AND THE SHAREHOLDERS MEETING

SOLICITATION OF PROXIES. In addition to soliciting proxies by mail, the Trustees and the employees of the Insurance Companies may solicit voting instructions from Contract Owners in person or by telephone. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Trust. The Trust, however, does not reimburse the Trustees, officers, and regular employees and agents involved in the solicitation of proxies.

QUORUM. A majority of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. Shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining the presence of a quorum.


METHODS OF COUNTING THE VOTES. The inspector of election will count the total number of votes cast "for" approval of each of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions on any item will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of the proposal.


Each of the Insurance Companies holding shares of the Fund have agreed to vote their shares in proportion to and in the manner instructed by Contract Owners. If a Contract Owner gives no instructions by not returning the voting instruction card, the relevant Insurance Company will vote the shares in the same proportion as shares for which it has received instructions. If a Contract Owner returns a signed voting instruction card but does not indicate specific instructions, the shares will be voted in accordance with the Trustees' recommendations.


ADJOURNMENT. If a sufficient number of votes in favor of the proposals contained in the Notice of Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting.

The appropriate Insurance Company will vote in favor of such adjournment those shares which they are entitled to vote in favor of such proposals. They will vote against such adjournment those shares required to be voted against such proposals. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Trust.

REVOCATION OF PROXIES. Proxies executed by the Insurance Companies may be revoked at any time before they are voted by (1) delivering a written revocation to the Secretary of the Trust, (2) forwarding to the Trust a later-dated proxy that is received by the Trust at or prior to the Meeting, or (3) attending the Meeting and instructing the Insurance Company in person.

SHAREHOLDER PROPOSALS. The Trust's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such a meeting in 1999. Shareholder proposals to be included in the proxy statement for any subsequent meeting must be received at the Trust's offices, 500 East Broward Blvd., Suite 2100, Fort Lauderdale, Florida 33394-3091, at least 120 days prior to any such meeting. If a shareholder submits a proposal after that date, the proposal will not appear in the proxy statement and the persons named as proxies may exercise discretionary voting power with respect to such proposal.


                              By Order of the Board of Trustees,


                              Barbara J. Green
                              Secretary



Dated: January 15, 1999



                       INSURANCE COMPANY NAME PRINTS HERE
   THESE VOTING INSTRUCTIONS ARE SOLICITED BY THE ABOVE-REFERENCED INSURANCE
    COMPANY IN CONNECTION WITH A SOLICITATION OF PROXIES BY THE TRUSTEES OF
                    TEMPLETON VARIABLE PRODUCTS SERIES FUND.


The undersigned hereby instructs the above-referenced insurance company to vote the shares of Templeton Bond Fund, a series of Templeton Variable
Products Series Fund, attributable to the undersigned's variable annuity or variable life insurance contract at the Meeting of Shareholders to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida at 2:00 p.m. Eastern time on the 16th day of February, 1999, and at any adjournments thereof, as indicated below, with respect to the matters set forth on the reverse side and described in the Notice of Special Meeting and Proxy Statement dated
January 15, 1999, receipt of which is hereby acknowledged.


                                   Dated:                     , 1999

                                          PLEASE SIGN IN BOX BELOW.


                                        If a contract is held jointly,
                                        each contract owner should sign.
                                        If only one contract owner signs, his or her signature will be binding. If the contract owner is a corporation, the President or a Vice President should sign in his or her own name, indicating title. If the contract owner is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the contract owner is a trust, the trustee should sign in his or her own name, indicating that he or she is a "Trustee."


                                        Signature(s), Title(s) if applicable


THIS VOTING INSTRUCTION, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE CONTRACT OWNER. IF THIS VOTING INSTRUCTION IS EXECUTED AND NO DIRECTION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS AND IN THE DISCRETION OF THE INSURANCE COMPANY UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1 AND 2. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW.

1. To approve a change in the classification      0 FOR  0 AGAINST  0 ABSTAIN
of the fund from a diversified to a non-diversified fund and a related change to the fund's fundamental investment restrictions.


2. To grant the proxy holders the authority       0 FOR  0 AGAINST  0 ABSTAIN
to vote upon any other business that may legally come before the meeting.


PLEASE SIGN, DATE AND RETURN THE VOTING INSTRUCTION FORM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. VOTING INSTRUCTIONS MUST BE RECEIVED BY FEBRUARY 15, 1999 TO BE VOTED FOR THE MEETING TO BE HELD ON FEBRUARY 16, 1999.